UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 3, 2010

Alterra Capital Holdings Limited

(Exact name of registrant as specified in its charter)

Bermuda	000-33047	98-0584464
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Alterra House, 2 Front Street, Hamilton, Bermuda	HM 11
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (441) 295-8800

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On August 3, 2010, the Registrant issued a news release announcing financial results for the quarter and six months ended June 30, 2010. In addition, on the same date, the Alterra Capital Holdings Limited Investor Financial Supplement for the quarter ended June 30, 2010 was made available on the Registrant’s website.

A copy of the news release and financial supplement are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated herein by reference.

In accordance with general instruction B.2 to Form 8-K, the information set forth in this Item 2.02 (including Exhibit 99.1 and Exhibit 99.2) shall be deemed “furnished” and not “filed” with the Securities and Exchange Commission for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended.

Item 5.07	Submission of Matters to a Vote of Security Holders.

Annual General Meeting of Shareholders. The Registrant held its Annual General Meeting of Shareholders on August 3, 2010. For more information on the following proposals, see the Registrant’s proxy statement filed with the SEC on June 22, 2010.

(1) The shareholders elected four Class 1 directors of the Registrant to serve until the Registrant’s annual general meeting of shareholders in 2013:

DIRECTOR	FOR	AGAINST	ABSTAIN
Gordon F. Cheesbrough	84,879,740	42,905	39,767
K. Bruce Connell	84,904,342	42,855	15,216
W. Thomas Forrester	84,904,212	42,985	15,216
Meryl D. Hartzband	84,904,599	42,598	15,216

The terms of Directors W. Marston Becker, John R. Berger, James D. Carey, Willis T. King, James H. MacNaughton, Stephan F. Newhouse, Michael O’Reilly, Andrew Rush and James L. Zech continued after the meeting.

(2) The shareholders ratified the appointment of KPMG, Hamilton, Bermuda as the Registrant’s independent auditors for 2010:

FOR	AGAINST	ABSTAIN
90,979,897	182,419	32,833

(3) The shareholders authorized the election of one Class 1 director of Alterra Insurance Limited to serve until Alterra Insurance Limited’s annual general meeting of shareholders in 2013:

DIRECTOR	FOR	AGAINST	ABSTAIN
W. MARSTON BECKER	84,818,971	128,276	15,166

The terms of Directors John R. Berger, Andrew S. Cook, Peter A. Minton and Joseph W. Roberts continued after the meeting.

(4) The shareholders authorized the ratification of the appointment of KPMG, Hamilton, Bermuda as Alterra Insurance Limited’s independent auditors for 2010:

FOR	AGAINST	ABSTAIN
90,227,387	846,043	121,719

(5) The shareholders authorized the election of three directors of New Point III Limited to serve until New Point III Limited’s annual general meeting of shareholders in 2013:

DIRECTOR	FOR	AGAINST	ABSTAIN
W. MARSTON BECKER	84,818,971	128,276	15,166
JOHN R. BERGER	84,818,971	128,276	15,166
ANDREW COOK	84,819,963	127,284	15,166

(6) The shareholders authorized the election of three directors of New Point Re III Limited to serve until New Point Re III Limited’s annual general meeting of shareholders in 2013:

DIRECTOR	FOR	AGAINST	ABSTAIN
W. MARSTON BECKER	84,818,971	128,276	15,166
JOHN R. BERGER	84,818,971	128,276	15,166
ANDREW COOK	84,818,921	128,326	15,166

(7) The shareholders authorized the election of three directors of Alterra Agency Limited to serve until Alterra Agency Limited’s annual general meeting of shareholders in 2013:

DIRECTOR	FOR	AGAINST	ABSTAIN
W. MARSTON BECKER	84,819,228	128,019	15,166
JOHN R. BERGER	84,818,971	128,276	15,166
ANDREW COOK	84,818,921	128,326	15,166

(8) The shareholders authorized the name change of Alterra Insurance Limited to Alterra Bermuda Limited upon the completion of an expected amalgamation between Alterra Insurance Limited and Harbor Point Re Limited:

FOR	AGAINST	ABSTAIN
91,133,634	29,719	31,795

Item 8.01	Other Events.

On August 3, 2010, the Registrant issued a news release announcing the declaration by the Board of Directors of a dividend of $0.12 per share. The news release is attached hereto as Exhibit 99.3 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1	News Release of Alterra Capital Holdings Limited, dated August 3, 2010, announcing financial results.

99.2	Investor Financial Supplement for the quarter ended June 30, 2010.

99.3	News Release of Alterra Capital Holdings Limited, dated August 3, 2010, announcing a dividend declaration.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alterra Capital Holdings Limited

August 6, 2010	By:	/s/ PETER A. MINTON
	Name:	Peter A. Minton
	Title:	Executive Vice President and Chief Operating Officer

Exhibit Index

99.1	News Release of Alterra Capital Holdings Limited, dated August 3, 2010, announcing financial results.

99.2	Investor Financial Supplement for the quarter ended June 30, 2010.

99.3	News Release of Alterra Capital Holdings Limited, dated August 3, 2010, announcing a dividend declaration.